                                                                   EXHIBIT 10.45


--------------------------------------------------------------------------------

                                AGREEMENT FOR

                             PURCHASE AND SALE OF

                                   AIRCRAFT

--------------------------------------------------------------------------------


1.0      DATE AND PARTIES

         1.1     DATE.         This agreement is effective as of November 25,
                               1996.

         1.2     PARTIES.      The parties to this agreement are:

                 A.       International Technical Consultants, Inc. ("ITC")
                          Attention:  Russell Wainwright, President
                          PO Box 765 - 77 West 200 South, Suite 218
                          Salt Lake City, UT 84101

                 B.       Aircraft Leasing, Inc. ("Leasing")
                          Attention: Richard R. Wadsworth, Jr., President 1515 West 2th St
                          DFW Int'l Airport, TX 75261

2.0      RECITATIONS

         2.1 ITC; THE AIRCRAFT. ITC owns one Boeing 727-224, serial number 20667, registration number N69739, in cargo configuration, with three Pratt & Whitney JT8D-9A aircraft engines, serial numbers 687788, 665294 and 665591 installed thereon, with all installed thereon, with all installed appliances and




Agreement for Purchase and Sale of Aircraft                               Page 1
                 accessories (collectively, the "Aircraft"). ITC wishes to sell the Aircraft to Leasing under this agreement.

         2.2 LEASING. Leasing owns and leases aviation equipment to operators holding FAA Part 121 certificates, among them Kitty Hawk Aircargo, Inc. ("Aircargo"). Leasing wishes to purchase the Aircraft under this agreement, intending to lease or sell the Aircraft to Aircargo or other certificated aircraft operators for use in providing air cargo transportation services.

3.0      PURCHASE PRICE, PAYMENT AND CLOSING

         3.1 PURCHASE, PURCHASE PRICE. Under this agreement, ITC will sell, assign and deliver to Leasing, and Leasing will purchase, the Aircraft, with all operational and maintenance records pertaining to the Aircraft, which are identified in Exhibit A (the "Aircraft Records"), and with ITC's obligation to pay up to $500,000 of the post-closing costs of a "C" check and associated maintenance for the Aircraft under 3.3, for an aggregate purchase price of $4,700,000.

         3.2 CLOSING. Closing will occur by escrow through Federal Aviation Title Company ("FATCO"), Oklahoma City, Oklahoma, on or before November 29, 1996. Leasing will pay all escrow fees charged by FATCO in connection with the closing.

         3.3 EXTRAORDINARY MAINTENANCE. At closing, ITC promises to deliver $500,000 (the "escrow") out the purchase price in escrow to FATCO. FATCO must hold the escrow at interest and must disburse therefrom to Leasing, in whole or in part from time to





Agreement for Purchase and Sale of Aircraft                               Page 2
                 time up to the aggregate amount of the escrow plus interest earned thereon, upon Leasing's request and certification in writing to FATCO no later than one year after closing that Leasing has incurred costs in the amount of the requested disbursement for a "C" check (which may be, at Leasing's election, a "C" check under the maintenance program of Custom Air Transport, Inc., the maintenance program of Kitty Hawk Aircargo, Inc., or the maintenance program of another certificated cargo air carrier chosen by Leasing) and associated maintenance for the Aircraft performed by Kitty
                 Hawk Aircargo, Inc., Aero Corp, AAR of Oklahoma City, or another certified FAA maintenance station chosen by Leasing.
                 If on the anniversary of closing any amount remains in the escrow for which Leasing has not so requested disbursement, FATCO must deliver the remaining escrow to LeasingqM_ a reduction in the purchase price of the Aircraft. FATCO will have no further obligation to ITC or Leasing with respect to the escrow. ITC shall have no rights in the escrow and no other obligation with respect to maintenance or condition of the Aircraft.

         3.4 INSPECTION. Leasing has inspected the Aircraft and the Aircraft Records. If at any time before closing, Leasing reasonably determines that any condition of the FAA title or lien records concerning the Aircraft, or that any of ITC's warranties in Paragraphs 3.6(A) and (B) and 4.1 are untrue, Leasing may by notice to ITC terminate this agreement, in which case neither party will have any further obligations under this agreement.

         3.5 DELIVERY. At consummation of closing, ITC will deliver the Aircraft to Leasing at Aircargo's hangar at DFW Airport, Texas,





Agreement for Purchase and Sale of Aircraft                               Page 3
                 with all avionics and appliances, and will deliver the Aircraft Records to Leasing either with the Aircraft or at the offices of Custom Air Transport, Inc., in Ft. Lauderdale, Florida. Upon accepting delivery of the Aircraft, Leasing will execute and deliver to ITC a written receipt of acceptance of the Aircraft, which will constitute (i)
                 Leasing's acknowledgment that the Aircraft as delivered confirmed to the terms of this agreement, and (ii) Leasing's waiver of all claims against ITC with respect to the condition of the Aircraft, except claims under Paragraphs 3.6(A) and (B) below; but Leasing's receipt of acceptance will not be deemed a waiver of any claim by Leasing against any third party under any warranty assigned to Leasing by ITC. This paragraph is not intended to give Leasing any right to reject the Aircraft that would not exist under the other terms of this agreement.

         3.6     LIMITED WARRANTIES, LIMITATION OF WARRANTIES, AND DISCLAIMERS.

                 A. ITC represents, warrants and promises to Leasing that ITC holds and will transfer, convey and deliver to Leasing at closing good and merchantable title to the Aircraft, free and clear of liens, security interests, lease or possessory rights, and other adverse claims and encumbrances (including without limitation any artisans' liens and any storage or labor charges of any third persons).





Agreement for Purchase and Sale of Aircraft                               Page 4

                 B. ITC represents and warrants to Leasing that ITC has no actual knowledge (I) that the Aircraft is not in good, airworthy and serviceable condition, or that it has not been regularly maintained in accordance with FAA requirements, manufacturers' recommendations, and good maintenance practice, or (ii) that the Aircraft Records are incomplete or have not been accurately and regularly maintained in accordance with FAA requirements; but ITC has made no inspection, investigation or inquiry in order to make this representation and warranty.

                 C. EXCEPT FOR EXPRESS WARRANTIES CONTAINED IN Paragraph 3.6(A) AND Paragraph 3.6(B); THE AIRCRAFT IS BEING SOLD "AS IS, WHERE IS," WITHOUT ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR USE OR PURPOSE, WITHOUT ANY OTHER IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USE OF TRADE; AND WITHOUT ANY OTHER WARRANTY OF ANY KIND, EXPRESS OR IMPLIED. WITHOUT LIMITING THE FOREGOING OR ANY OTHER LIMITATION, WAIVER OR DISCLAIMER CONTAINED IN THIS AGREEMENT, ITC MAKES NO REPRESENTATION OR WARRANTY THAT THE AIRCRAFT IS IN ANY RESPECT SUITABLE FOR
                          ANY USE OR APPLICATION BY LEASING OR AIRCARGO.

                 D. BOTH PARTIES WAIVE ALL CLAIMS FOR INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT.

         3.7 ITC'S CLOSING OBLIGATIONS. At closing, ITC will execute and deliver in escrow to FATCO (i) a warranty bill of sale (the "ITC





Agreement for Purchase and Sale of Aircraft                               Page 5
                 bill of sale") in the form of Exhibit B, assigning and transferring to Leasing the Aircraft and the Aircraft Records, warranting good and unencumbered title as required under Paragraph 3.6(A), and assigning to Leasing, without recourse, all expressed and implied warranty rights of ITC with respect to the Aircraft, including without limitation those under express or implied warranties with respect to cargo conversion of the Aircraft, and (ii) an FAA Form 8050-2 bill of sale (the "FAA bill of sale"); with escrow instruction that upon consummation of closing the ITC bill of sale is to be delivered to Leasing and the FAA bill of sale is to be filed with the FAA registry.

         3.8 LEASING'S CLOSING OBLIGATIONS. At closing, Leasing will deliver to FATCO in escrow the purchase price in good funds; with instructions that the amount delivered (less the escrow to be retained by FATCO under Paragraph 3.4) is to be delivered to ITC or it's assigns upon consummation of closing.

4.0      OTHER REPRESENTATIONS AND WARRANTIES

         4.1 ITC. ITC represents and warrants to Leasing that (i) ITC is a Nevada corporation in good standing, whose execution and delivery of this agreement, and closing under this agreement, have been duly authorized.

         4.2 LEASING. Leasing represents and warrants to ITC that Leasing is a Texas corporation in good standing, whose execution and delivery of this agreement, and closing under this agreement, have been duly authorized.





Agreement for Purchase and Sale of Aircraft                               Page 6

5.0      OTHER COVENANTS

         5.1 ACTIONS BEFORE CLOSING. Until closing, unless this agreement is terminated, each party promises to do nothing that would cause any of its representations or warranties under Paragraph
                 3.6 and Section 4.0 to become untrue; and each party promises to exert its best efforts to prevent any of its representations and warranties from becoming untrue.

         5.2 COMMISSION OR FINDERS' FEE. No party will owe any commission or finder's fee under this agreement. Each party will indemnify the other and hold it harmless against liability, loss and cost of defense upon any claim to a commission or finders fee based upon the actions of the indemnitor.

         5.3 TAXES. Leasing will be solely responsible for and timely pay any sales, use or excise taxes lawfully imposed upon ITC or Leasing that are attributable to the sale or transfer of the Aircraft under this agreement.

         5.4 RISK OF LOSS. All risk of loss of the Aircraft will be upon ITC until closing under this agreement, at which time Leasing will have risk of loss of the Aircraft unless otherwise agreed in writing by the parties hereafter.





Agreement for Purchase and Sale of Aircraft                               Page 7

6.0      GENERAL PROVISIONS

         6.1 AMENDMENTS. To amend this agreement, both parties must sign a written amendment that identifies by paragraph number the provision that it purports to amend. No noncomplying course of dealing may be construed to amend this agreement.

         6.2 NOTICES. Notices will be in writing. Notices may be given by US Express Mail, postage prepaid, return receipt requested, addressed to the intended recipient at its address in paragraph 1.2, or to such other notice address as that party designates by notice to the other parties, and any notice so given will be effective three business days after mailing. A business day is any day other than a Saturday, Sunday, or legal holiday in Texas. A notice given by other means will be effective only when actually received by the addressee.

         6.3 CONSTRUCTION. Texas and federal law will govern the effect and construction of this agreement. This agreement binds and benefits the parties and their respective successors and assigns. This agreement constitutes the entire agreement between the parties, and any prior understanding or representation of any kind preceding, the date of this agreement will not be binding on any party except to the extent expressly incorporated in this agreement in writing. All representations and warranties contained in this agreement will survive investigation and closing. No waiver of a default under this agreement may be construed to be a waiver of any other default. No rule of construction resolving any ambiguity against a drafting party will apply. Titles and headings are only





Agreement for Purchase and Sale of Aircraft                               Page 8
                 for convenient reference and are not to be construed in interpretation. Exhibits A and B are attached to and incorporated as part of this agreement.

         6.4 ARBITRATION. Any dispute under this agreement must exclusively be resolved by binding arbitration under the commercial Arbitration Rules of the American Arbitration Association (the "AAA"); except that Paragraph 6.3 will govern applicable law and construction, the locale of the arbitration will be the locale of the party against whom the first arbitration claim is filed with the AAA, and the arbitrators must provide written findings of fact and conclusions of law. The prevailing party in arbitration or litigation about this agreement will be entitled to recover its reasonable attorneys' fees and costs.

                                        INTERNATIONAL TECHNICAL
                                        CONSULTANTS, INC.


                                        By: /s/ RUSSELL WAINWRIGHT
                                            -----------------------------------
                                            Russell Wainwright,
                                            President

                                        AIRCRAFT LEASING, INC.


                                        By: /s/ RICHARD R. WADSWORTH, JR.
                                            -----------------------------------
                                            Richard R. Wadsworth, Jr.,
                                            President





Agreement for Purchase and Sale of Aircraft                               Page 9

                                   EXHIBIT B

                                  BILL OF SALE

                   INTERNATIONAL TECHNICAL CONSULTANTS, INC.
                           TO AIRCRAFT LEASING, INC.


         International Technical Consultants, Inc. ("ITC"), a Nevada corporation, for good, valuable and sufficient consideration that it acknowledges receiving, by this bill of sale sells, transfers and assigns to Aircraft Leasing, Inc. ("Leasing") one Boeing 727-224 airframe, serial number 20667, registration number N69739, in cargo configuration, with three Pratt & Whitney JT8D-9A aircraft engines, serial numbers 687788, 665294 and 665591 installed thereon, with all installed appliances and accessories (collectively, the "Aircraft"), with all operational and maintenance records pertaining to the Aircraft.

         ITC warrants that it is the lawful owner of the Aircraft; that it has and by this bill of sale it transfers to Leasing good and merchantable title to the Aircraft, free and clear of all liens, leases, mortgages, security interests, charges and encumbrances of any kind; and that it shall defend the title transferred by this bill of sale against all claims and demands. ITC also by this bill of sale assigns to Leasing all express and implied warranty rights of ITC with respect to the Aircraft, including without limitation those under express or implied warranties with respect to cargo conversion of the Aircraft.





Agreement for Purchase and Sale of Aircraft                              Page 10

This bill of sale is delivered under an Agreement for Purchase and Sale of Aircraft (the "sales agreement") dated November ____, 1996, between ITC and Leasing. Excepting only the warranties expressed in the preceding paragraph and the transfer of title that this bill of sale does not alter the rights and responsibilities of ITC and leasing as expressed and limited in the sales agreement. THE AIRCRAFT IS SOLD "AS IS, WHERE IS," WITHOUT ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY USE, AND WITHOUT ANY OTHER IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USE OF TRADE.

         Signed November ____, 1996.

                                        INTERNATIONAL TECHNICAL
                                        CONSULTANTS, INC.


                                        By:
                                            -----------------------------------
                                            Russell Wainwright,
                                            President





Agreement for Purchase and Sale of Aircraft                              Page 11

STATE OF TEXAS



COUNTY OF __________________.

         On November ____, 1996, before me, a Notary Public in an for said County and State, personally appeared Russell Wainwright, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged to me that he executed this instrument in his authorized capacity on behalf of International Technical Consultants, Inc., and that by his signature on this instrument International Technical Consultants, Inc., executed this instrument.

         Witness my hand and official seal.



                                        ---------------------------------------
                                        Notary Public in and for said County
                                        and State


                                        ---------------------------------------
                                        My commission expires:





Agreement for Purchase and Sale of Aircraft                              Page 12